                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Michigan Heritage Bancorp, Inc.
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              (Name of Registrant as Specified in Its Charter)



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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                         MICHIGAN HERITAGE BANCORP LOGO

                                                  CORPORATE HEADQUARTERS
                                                  21211 Haggerty Road
                                                  Novi, Michigan 48375
                                                  (248) 380-6590

                                                                   April 5, 1999

Dear Shareholder:

     It is my pleasure to invite you to attend the 1999 Annual Meeting of Shareholders of Michigan Heritage Bancorp, Inc. (the "Company") on Thursday, April 29, 1999, at 10:00 a.m. The meeting will be held at The Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375.

     The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You will want to review this material for information concerning the business to be conducted at the meeting and the nominees for election as directors.

     Your vote is important. Whether you plan to attend the meeting or not, we urge you to complete, sign and return your Proxy as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are unable to attend. You may, of course, revoke your Proxy and vote in person at the meeting if you desire.

                                          Sincerely,

                                          Richard Zamojski
                                          Chairman of the Board of Directors
                                          and Chief Executive Officer

                        MICHIGAN HERITAGE BANCORP, INC.
                              21211 HAGGERTY ROAD
                              NOVI, MICHIGAN 48375

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 1999

SOLICITATION OF PROXIES

     Michigan Heritage Bancorp, Inc. (the "Company") is distributing this Proxy Statement and the accompanying Proxy to the Company's shareholders to solicit proxies to be used at the 1999 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held on Thursday, April 29, 1999, at 10:00 a.m. The meeting will be held at The Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375.

     The Board of Directors of the Company is soliciting the enclosed Proxy. The Board mailed this Proxy Statement and the enclosed Proxy to shareholders beginning on April 5, 1999. The Company has enclosed its 1998 Annual Report to Shareholders with this Proxy Statement.

     The Company will pay the entire cost of soliciting proxies. The Company will arrange with brokerage houses, nominees, custodians and other fiduciaries to send proxy soliciting materials to beneficial owners of the Common Stock at the Company's expense.

REVOKING A PROXY

     Any person giving a Proxy has the power to revoke it at any time before it is voted. There are three ways to revoke your Proxy: (1) you may deliver a written notice of revocation, which is dated after the date of the Proxy, to the Secretary of the Company at or before the Annual Meeting; (2) you may deliver a later-dated Proxy to the Secretary of the Company at or before the Annual Meeting; or (3) you may attend the Annual Meeting in person and vote your shares by ballot.

RECORD DATE

     The record date for determining shareholders entitled to vote at the Annual Meeting is March 1, 1999. Each of the 1,265,000 shares of Common Stock of the Company issued and outstanding on that date is entitled to one vote on any matter voted on at the Annual Meeting. Abstention votes and votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners ("broker non-votes") will be counted as "present" at the Annual Meeting to determine whether a quorum exists.

ELECTION OF DIRECTORS

     The Company's Bylaws provide that the number of directors, as determined from time to time by the Board, shall be no less than five and no more than fifteen. The Board has presently fixed the number of directors at seven. The Articles of Incorporation provide that the directors shall be divided into three classes, Class I, Class II and Class III, with each class serving a staggered three-year term and with the number of directors in each class being as nearly as equal as possible.

     The Board has nominated H. Perry Driggs, Jr., Frank A. Scerbo, and Richard Zamojski as Class III directors for three year terms expiring at the Annual Meeting of Shareholders in the year 2002 and upon election and qualification of their successors. Each of the nominees is presently a Class III director of the Company whose term expires at the 1999 Annual Meeting of Shareholders. The other members of the Board, who are Class I and Class II directors, will continue in office in accordance with their previous elections until the expiration of their terms at the Annual Meetings of Shareholders in 2000 and 2001, as the case may be.

     Unless proxy votes have been withheld, each Proxy received will be voted to elect Mr. Driggs, Mr. Scerbo, and Mr. Zamojski as Directors. If any nominee is unable or declines to serve, Proxies will be voted for the balance of the nominees and for such additional person as the Board of Directors designates to replace such nominee. However, the Board of Directors does not anticipate that this will occur.

     Persons receiving a plurality of the votes cast at the Annual Meeting in person or by Proxy will be elected as Directors. "Plurality" means that the persons who receive the largest number of votes cast will be elected as Directors. Shares not voted (whether by abstention, broker non-votes or otherwise) will have no effect on the election.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1998, by the nominees for election as directors of the Company, the directors of the Company whose terms of office will continue after the Annual Meeting of Shareholders, the executive officers named in the Summary Compensation Table, and all directors and executive officers of the Company as a group.

                                                                 AMOUNT AND NATURE OF        PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)        CLASS
            ------------------------------------                -----------------------      ----------
Anthony S. Albanese.........................................          23,540 shs.(2)            1.9%
330 Eaton Drive
Northville, MI 48167
H. Perry Driggs, Jr.........................................          24,200 shs.(3)(4)         1.9%
230 Orange Lake Drive
Bloomfield Hills, MI 48302
Lewis N. George.............................................          29,700 shs.(3)            2.3%
5241 North Bay Drive
Orchard Lake, MI 48324
Phillip R. Harrison.........................................          19,200 shs.(3)            1.5%
4792 Split Rail Lane
Brighton, MI 48116
Darryle J. Parker...........................................           6,600 shs.(5)               *
5750 Parkside Drive
Monroe, MI 48161
Frank A. Scerbo.............................................          62,600 shs.(4)(6)         4.9%
1144 Brookwood Lane
Birmingham, MI 48009
Philip Sotiroff.............................................          61,710 shs.(3)(4)         4.9%
770 E. Glengarry Circle
Bloomfield Hills, MI 48301
Richard Zamojski............................................          18,810 shs.(2)(4)         1.5%
11790 Pine Mountain Drive
Brighton, MI 48116
All directors and executive officers of the Company.........         246,360 shs               19.5%
  as a group (8 persons)

-------------------------
 *  Less than 1.0%

(1) Unless otherwise noted, all shares are owned solely by the person named or jointly with the person's spouse. Percentages are based on issued and outstanding shares plus the number of shares that the named person or group has the right to acquire within 60 days.

(2) Includes 9,900 shares that such person has the right to acquire within 60 days pursuant to the Company's 1997 Employee Stock Option Plan.

(3) Includes 13,200 shares that such person has the right to acquire within 60 days pursuant to the Company's 1997 Stock Option Plan for Nonemployee Directors.

(4) Includes 2,750 shares held by Mr. Driggs' spouse, 6,000 shares held by Mr. Scerbo's spouse as co-trustee, 5,500 shares held by Mr. Sotiroff's spouse, and 110 shares held by Mr. Zamojski's minor daughter.

(5) Includes 4,950 shares that such person has the right to acquire within 60 days pursuant to the Company's 1997 Employee Stock Option Plan.

(6) Includes 52,100 shares held by trusts of which Mr. Scerbo is co-trustee and 3,300 shares that Mr. Scerbo has the right to acquire within 60 days pursuant to the Company's 1997 Stock Option Plan for Nonemployee Directors.

INFORMATION ABOUT DIRECTORS AND NOMINEES AS DIRECTORS

     The following information is furnished with respect to each person who is presently a director of the Company whose term of office will continue after the Annual Meeting of Shareholders, as well as those persons who have been nominated for election as a director, each of whom is presently a director of the Company as well as a director of Michigan Heritage Bank (the "Bank"), which is the Company's wholly-owned subsidiary.

Nominees For Election as Directors at the 1999 Annual Meeting of Shareholders

                                                                                  YEAR WHEN
                                                              HAS SERVED AS    PROPOSED TERM OF
              NAME, AGE, PRINCIPAL OCCUPATION                 DIRECTOR SINCE    OFFICE EXPIRES
              -------------------------------                 --------------   ----------------
H. Perry Driggs, Jr., 62....................................       1996              2002
President; Great Lakes Capital Corporation
(Investment Banking, Corporate Finance)
Frank A. Scerbo, 49.........................................       1997              2002
Vice President; McPhail Corporation
(Automotive Supplier)
Richard Zamojski, 47........................................       1996              2002
Chairman of the Board and
Chief Executive Officer;
Michigan Heritage Bancorp, Inc. and
Michigan Heritage Bank

Directors Whose Terms of Office Continue After the 1999 Annual Meeting of Shareholders

                                                                HAS SERVED AS      YEAR WHEN TERM
              NAME, AGE, PRINCIPAL OCCUPATION                   DIRECTOR SINCE    OF OFFICE EXPIRES
              -------------------------------                   --------------    -----------------
Anthony S. Albanese, 51.....................................         1996                2001
President and Chief Operating Officer;
Michigan Heritage Bancorp, Inc. and
Michigan Heritage Bank
Lewis N. George, 61.........................................         1996                2001
President; The George Group
(Real Estate Development and Management)
Phillip R. Harrison, 44.....................................         1996                2000
President; Harrison Capital Corporation
(Investment Banking)
Philip Sotiroff, 60.........................................         1996                2000
President; Sotiroff & Abramczyk, P.C.
(Law Firm)

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Company has no standing Audit, Compensation or Nominating Committees.

     The Board is responsible for reviewing and making recommendations as to its size and composition, nominating candidates for election as directors, and filling any vacancies that may occur between annual meetings. The Board will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Board in care of Richard Zamojski, Chairman of the Board. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Shareholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements set forth in the Company's Bylaws.

     During 1998, there were 12 meetings of the Board. Each of the Directors attended either all or all but one of the meetings of the Board during 1998.

     Original members of the Board who are not employees of the Company or any of its affiliates ("Nonemployee Directors"), after adjusting for the Company's stock dividend distributed in 1998 (the "Stock Dividend"), each received an option to purchase 13,200 shares of Common Stock of the Company at the public offering price of $9.09 per share, pursuant to the Company's 1997 Stock Option Plan for Nonemployee Directors which was approved on January 15, 1997. Under this Plan and after adjusting for the Stock Dividend, each option was immediately exercisable for 6,600 shares when granted. As of the date of the Annual Meeting, each option becomes exercisable in full. Each option expires seven years after its date of grant. Nonemployee Directors who are appointed or elected after March 1, 1997, will receive an option for a lesser number of shares, the number of which will depend on which annual meeting is the first annual meeting occurring concurrently with, or after, he or she becomes a Nonemployee Director.

COMPENSATION OF EXECUTIVE OFFICERS

     Compensation information is provided only for Richard Zamojski and Anthony
S. Albanese because no other executive officer of the Company had total annual salary and bonus in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                          SECURITIES
                                                           OTHER ANNUAL    RESTRICTED     UNDERLYING     LTIP      ALL OTHER
          NAME AND                   SALARY        BONUS   COMPENSATION   STOCK AWARDS   OPTIONS/SARS   PAYOUTS   COMPENSATION
     PRINCIPAL POSITION       YEAR     ($)          ($)        ($)            ($)           (#)(1)        ($)         ($)
     ------------------       ----   ------        -----   ------------   ------------   ------------   -------   ------------
Richard Zamojski............  1998   105,000           0        0              0            13,200         0          4,939
                              1997   100,000(2)    1,000        0              0            13,200         0              0
Anthony S. Albanese.........  1998   105,000           0        0              0            13,200         0         10,481
                              1997   100,000(2)    1,000        0              0            13,200         0              0

-------------------------
(1) After adjusting for the Stock Dividend

(2) Annual rate

                           OPTION/SAR GRANTS IN 1998
                              (INDIVIDUAL GRANTS)

                                   NUMBER OF SECURITIES         PERCENT OF
                                        UNDERLYING          TOTAL OPTIONS/SARS     EXERCISE OR
                                   OPTIONS/SARS GRANTED    GRANTED TO EMPLOYEES    BASE PRICE
             NAME                          (#)                IN FISCAL YEAR         ($/SH)       EXPIRATION DATE
             ----                  --------------------    --------------------    -----------    ---------------
Richard Zamojski...............           13,200                   35%                $9.09            2007
Anthony S. Albanese............           13,200                   35%                $9.09            2007

             AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FY -- END OPTION/SAR VALUES

                                                                                                      VALUE OF
                                                                 NUMBER OF SECURITIES               UNEXERCISED
                                                                UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                     OPTIONS/SARS                   OPTIONS/SARS
                          SHARES ACQUIRED    VALUE REALIZED          AT FY-END (#)                   AT FY-END
         NAME               ON EXERCISE           ($)          EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(1)
         ----             ---------------    --------------    -------------------------    ----------------------------
Richard Zamojski......           0                 0                  9,900/3,300                   $1,584/$528
Anthony S. Albanese...           0                 0                  9,900/3,300                   $1,584/$528

-------------------------
(1) Based on the last trade on December 31, 1998

     The Company made no awards to any executive officer or other employee in the last completed fiscal year under any Long-Term Incentive Plan.

RELATED PARTY TRANSACTIONS

     Loans from Organizers. During 1997, certain of the directors and officers of the Company made loans to the Company to cover organizational expenses. No interest was paid on the loans and all of the loans were repaid by the Company from the net proceeds of the Company's initial public offering of Common Stock.

     Banking Transactions. It is anticipated that the directors and officers of the Company and the Bank and the companies with which they are associated may have banking and other transactions with the Bank in the ordinary course of the Bank's business. Applicable law and the Bank's policy require that any loans and commitments to lend to such affiliated persons or entities included in such transactions or other transactions with such affiliates be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, do not involve more than normal risk or present other unfavorable features to the Bank, and be on terms no less favorable to the Bank than could be obtained on an arms-length basis from unaffiliated independent third parties. During 1998, the Bank funded a term loan of $190,000 to a corporation of which Mr. Scerbo is a shareholder, director, and officer.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, Directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that its officers, Directors, and greater than 10% shareholders met all applicable filing requirements during the last fiscal year.

INDEPENDENT ACCOUNTANTS

     Plante & Moran, LLP has served as independent accountants for the Company since its inception. Plante & Moran, LLP was selected by the Board of Directors to serve as the Company's current fiscal year (ending December 31, 1999). It is anticipated that representatives of Plante & Moran, LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

     Shareholder proposals to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company not later than December 7, 1999, if they are to be included in the Company's Proxy Statement for that meeting. Such proposals should be addressed to the Secretary at the Company's executive offices.

     In accordance with the procedures contained in the Company's Bylaws, shareholder proposals to be presented at the 2000 Annual Meeting of Shareholders, whether or not included in the Company's Proxy Statement for that meeting must be received by the Company not less than 60 days prior to the anniversary of the 1999 Annual Meeting of Shareholders (by March 1, 2000) or not later than 10 days after the day of the public announcement of the date of the meeting.

OTHER MATTERS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the 1999 Annual Meeting other than the matters described in this Proxy Statement. However, if any other matters should come before the meeting, the persons named in the proxy card intend to vote the proxy in accordance with their judgment on such matters.

FORM 10-KSB

     Any shareholder who would like to have a copy of the Company's Form 10-KSB, as filed with the Securities and Exchange Commission, may obtain it at no charge by writing to Darryle J. Parker, Secretary, at the Company's Corporate Headquarters.

                                          By Order of the Board of Directors,

                                          Darryle J. Parker
                                          Secretary

April 5, 1999

/X/ PLEASE MARK VOTES                     REVOCABLE PROXY                                                        With-
    AS IN THIS EXAMPLE          MICHIGAN HERITAGE BANCORP, INC.                                          For      hold       Abstain

    ANNUAL MEETING OF STOCKHOLDERS                            1. The election as directors of all nomi-  / /      / /          / /
            APRIL 29, 1999                                       nees listed (except as marked to the
                                                                 contrary below):


The undersigned hereby appoints Richard Zamojski                    H. PERRY DRIGGS, JR., FRANK A. SCERBO, AND RICHARD ZAMOJSKI
and Anthony S. Albanese, or either of them, attorneys
and proxies with power of substitution, to vote all of        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
the Common Stock of the undersigned at the Annual Meeting     NOMINEE, WRITE "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
of Shareholders of Michigan Heritage Bancorp, Inc. to be      THE SPACE PROVIDED BELOW.
held at the Novi Hilton, 21111 Haggerty Road, Novi,
Michigan  48375 on Thursday, April 29, 1999 at 10 a.m.,    ----------------------------------------------------------------
local time, and at any adjournments thereof upon the
following matters:

                                                                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
                                                              PROPOSAL.

                                                                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MICHIGAN
                                                              HERITAGE BANCORP, INC.

                                                                   The undersigned acknowledges receipt of the Proxy Statement dated
                                                              April 5, 1999, and ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof, and revokes all former proxies.

                                          --------------      Please sign this proxy exactly as your name appears hereon, date
        Please be sure to sign and date   Date                it, and return it in the enclosed envelope.  Joint owners should
          this Proxy in the box below.                        each sign. If you are signing as guardian, trustee, executor,
--------------------------------------------------------      administrator or attorney-in-fact, please so indicate.  Please also note any address correction above.



Stockholder sign above---Co-holder (if any) sign above--


                DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                                        MICHIGAN HERITAGE BANCORP, INC.

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                                                PLEASE ACT PROMPTLY
                                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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